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                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

     WHEREAS, Harmon Industries, Inc., a Missouri corporation (the "Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement"), including a Prospectus and a Resale Prospectus, and any amendments thereto as may be required by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, along with any and all exhibits and other documents relating thereto, which filing will be in connection with the registration of shares of the Company's common stock, par value $0.25 per share ("Common Stock") to be issued pursuant to the exercise of the Company's 1988 Director Stock Option Plan;

     NOW, THEREFORE, the undersigned, in their capacities as members of the Board of Directors of the Company, do hereby appoint Robert E. Harmon their true and lawful attorney, with full power of substitution and resubstitution, to execute in the name, place and stead in the capacity as a director of the Company, the Registration Statement and any and all amendments to such Registration Statement, and all instruments necessary or incidental in connection therewith and to file the same with the Commission. The attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the _____ day of ________________, 1995.




/s/ Bruce M. Flohr                      /s/ Douglass List
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Bruce M. Flohr                          Douglass Wm. List


/s/Herbert M. Kohn                      /s/ Rodney L. Gray
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Herbert M. Kohn                         Rodney L. Gray


/s/Donald V. Rentz                      /s/Gerald E. Myers
- -------------------------------         -------------------------------
Donald V. Rentz                         Gerald E. Myers


/s/Thomas F. Eagleton                   /s/Judith C.Whittaker
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Thomas F. Eagleton                      Judith C. Whittaker